UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2022

VALOR LATITUDE ACQUISITION CORP.

(Exact name of Registrant as specified in its Charter)

Cayman Islands	001-40322	98-1578908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309, Ugland House Grand Cayman	KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 973-290-2331

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	VLAT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VLATW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	VLATU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 3, 2022, Valor Latitude Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Staff of the Nasdaq Stock Market (“Nasdaq”) indicating that, due to Mr. Hélio Lima Magalhães ceasing to be an independent director and member of the Company’s board of director committees, the Company no longer complies with Nasdaq’s independent director requirement as set forth in Listing Rule 5605.

The Notice stated that, consistent with Listing Rule 5605(b)(1)(A), Nasdaq will provide the Company a cure period in order to regain compliance as follows: (i) until the earlier of the Company’s next annual shareholders’ meeting or February 22, 2023; or (ii) if the next annual shareholders’ meeting is held before August 22, 2022, then the Company must evidence compliance no later than August 22, 2022.

The Company is working diligently to find qualified individuals to add additional independent directors or otherwise adjust the composition of its board of directors as needed prior to the expiration of the applicable cure period in order to comply with Nasdaq’s independent director requirements as set forth in Listing Rule 5605.

This Current Report on Form 8-K is filed to satisfy the obligation under Nasdaq Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that the Company make a public announcement disclosing the deficiency no later than four business days from the date of the Notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valor Latitude Acquisition Corp.

By:	/s/ J. Douglas Smith
Name:	J. Douglas Smith
Title:	Chief Financial Officer

Date: May 4, 2022